UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 9, 2011

JOURNAL OF RADIOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53780	27-0491634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2230 Michigan Avenue Santa Monica, California, CA	926739-0404
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (310) 460-7303

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On May 9, 2011, Journal of Radiology, Inc. (the “Company”) dismissed Chang G. Park, CPA as independent auditors for the Company. The decision to dismiss Chang G. Park, CPA and to seek new independent auditors was approved by the Company’s Board of Directors.

The reports of Chang G. Park, CPA on the Company’s financial statements for the fiscal years ended June 30, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s financial statements for the fiscal years ended June 30, 2010 and 2009 and any subsequent interim periods through the date the relationship with Chang G. Park, CPA ceased, (1) there were no disagreements with Chang G. Park, CPA on any matter of accounting principles, except that the reports of Chang G. Park, CPA., for the fiscal years ended June 30, 2010, and 2009 indicated conditions which raised substantial doubt about our ability to continue as a going concern, or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Chang G. Park, CPA, would have caused Chang G. Park, CPA to make reference to the matter in its report and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”).

(b) On May 10, 2011, the Company engaged DeJoya Griffith & Company, LLC as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements.  During the fiscal years ended June 30, 2010 and 2009 and from June 30, 2010 through May 9, 2011 neither the Company nor anyone acting on its behalf consulted with DeJoya Griffith & Company, LLC regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by DeJoya Griffith & Company, LLC on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Chang G. Park, CPA or a reportable event with respect to Chang G. Park, CPA.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter dated May 12, 2011, from Chang G. Park, CPA to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

 JOURNAL OF RADIOLOGY, INC.

              (Registrant)

Date: May 12, 2011

/s/ Aaron Shrira

Aaron Shrira

Chief Executive Officer

(Principal Executive Officer)